UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
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SFN GROUP, INC.
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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 18, 2010. Meeting Information SFN GROUP, INC. Meeting Type: Annual Meeting For holders as of: March 22, 2010 Date: May 18, 2010 Time: 9:00 AM EDT Location: SFN Group’s Corporate Headquarters 2050 Spectrum Boulevard Fort Lauderdale, Florida 33309 You are receiving this communication because you hold shares in the above named company. SFN GROUP, INC. 2050 SPECTRUM BLVD. This is not a ballot. You cannot use this notice to vote these FORT LAUDERDALE, FL 33309 shares. This communication presents only an overview of the more complete proxy materials which contain important information and are available to you on the Internet or by mail. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. -P94374 See the reverse side of this notice to obtain M23822 proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT How to View Online: Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy and Select a Future Delivery Preference: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 4, 2010 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares. To obtain information to be able to attend the meeting contact Ms. Dahlton Bennington at (954) 308-8427. M23823-P94374 Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items The Board of Directors recommends that you vote FOR the following: Item 1. The election of three Class II members of the Board of Directors to hold office until the 2013 Annual Meeting of Stockholders or until their successors are duly elected and qualified. Nominees: Class II 01) Steven S. Elbaum 02) David R. Parker 03) Anne Szostak Item 2. The election of one new Class III member of the Board of Directors to hold office until the 2011 Annual Meeting of Stockholders or until his successor is duly elected and qualified. Nominee: Class III 01) Lawrence E. Gillespie The Board of Directors recommends you vote FOR the following proposals: Item 3. An amendment to the Company’s Rights Agreement intended to protect the Company’s net operating loss benefits and other deferred tax assets. Item 4. A proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent auditors for the 2010 fiscal year. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. P94374 -M23824